[***] INDICATES THAT TEXT HAS BEEN OMITTED WHICH IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. THIS TEXT HAS BEEN FILED SEPARATELY WITH THE SEC.

                                                                   EXHIBIT 10.20

                                  ADDENDUM TWO
                                     TO THE
                       LICENSE AND DISTRIBUTION AGREEMENT
                                     BETWEEN
                               DELL PRODUCTS L.P.
                                       AND
                             COMMVAULT SYSTEMS, INC.

This Addendum Two ("Addendum Two") to the Software License Agreement dated December 17, 2003 (the "Agreement"), is entered into by and between DELL PRODUCTS L.P. (HEREINAFTER "DELL") WITH ITS PRINCIPAL PLACE OF BUSINESS AT ONE DELL WAY, ROUND ROCK, TEXAS 78682, AND COMMVAULT SYSTEMS, INC., (HEREINAFTER "COMMVAULT") A DELAWARE CORPORATION HAVING A PRINCIPAL PLACE OF BUSINESS AT 2 CRESCENT PLACE, OCEANPORT, NEW JERSEY 07757 AND IS EFFECTIVE AS OF THE 30TH DAY OF OCTOBER, 2004 (THE "EFFECTIVE DATE").

                                    RECITALS

WHEREAS, COMMVAULT and Dell entered into the Agreement through which COMMVAULT granted Dell various rights to distribute certain COMMVAULT software products;

WHEREAS, the parties now desire to amend the Agreement.

NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt of which both parties hereby acknowledge, Dell and COMMVAULT agree as follows:

Any capitalized terms defined in this Addendum are specific to this Addendum only, and do not modify or change the meaning set forth in the Agreement. Unless expressly defined in this Addendum, the capitalized terms in this Addendum are as defined in the Agreement. The Agreement shall remain in full force and effect except as supplemented and amended herein.

      1. The Pricing Supplement to the Agreement is hereby replaced in its entirety with the attached Exhibit B to this Addendum.

      2. [***]. Dell shall coordinate with CommVault support to ensure that customers who receive support and product updates are eligible for such services. CommVault's MSRP for annual maintenance contracts is [***] of product list price. Dell's cost to CommVault is [***] of software cost and reflected in the Exhibit B to this Addendum.

No other changes or modification are intended by this Addendum. All other terms and conditions of the Agreement are in effect.

IN WITNESS WHEREOF, the parties have executed this Addendum by their duly authorized representatives as of the date first set forth above.

COMMVAULT SYSTEMS INC.                    DELL PRODUCTS L.P.

By:    /s/ David R. West                  By:    /s/ Joseph Kanicki
   -----------------------------------       -----------------------------------
Name:  David R. West                      Name:  Joe Kanicki
     ---------------------------------         ---------------------------------
Title: VP Business Development            Title: Sr. Manager - WWSP
      --------------------------------          --------------------------------
Date:  11/15/2004                         Date:  11/22/2004
     ---------------------------------         ---------------------------------

                                    EXHIBIT B
                               PRICING SUPPLEMENT
                        TO THE SOFTWARE LICENSE AGREEMENT
                           BETWEEN DELL PRODUCTS L.P.
                           AND COMMVAULT SYSTEMS INC.

                                                                                                  DELL SW              1 YR. UPDATE
SKU           SKU DESCRIPTION       [***]        [***]           MSRP              DISCOUNT         COST                PROTECTION
------        ---------------       -----        -----        -----------          --------     ------------           -------------
                                                 [***]
SKU1          [***]                 [***]        [***]        $     [***]           [***]        $    [***]             $     [***]
SKU2          [***]                 [***]        [***]        $     [***]           [***]        $    [***]             $     [***]
SKU3          [***]                 [***]        [***]        $     [***]           [***]        $    [***]             $     [***]
SKU4          [***]                 [***]        [***]        $     [***]           [***]        $    [***]             $     [***]
SKU5          [***]                 [***]        [***]        $     [***]           [***]        $    [***]             $     [***]
SKU6          [***]                 [***]        [***]        $     [***]           [***]        $    [***]             $     [***]
SKU7          [***]                 [***]        [***]        $     [***]           [***]        $    [***]             $     [***]
SKU8          [***]                 [***]        [***]        $     [***]           [***]        $    [***]             $     [***]
SKU9          [***]                 [***]        [***]        $     [***]           [***]        $    [***]             $     [***]
SKU10         [***]                 [***]        [***]        $     [***]           [***]        $    [***]             $     [***]
SKU11         [***]                 [***]        [***]        $     [***]           [***]        $    [***]             $     [***]
SKU12         [***]                 [***]        [***]        $     [***]           [***]        $    [***]             $     [***]
SKU13         [***]                              [***]        $     [***]           [***]        $    [***]             $     [***]
SKU14         [***]                 [***]        [***]        $     [***]           [***]        $    [***]             $     [***]
SKU15         [***]                 [***]        [***]        $     [***]           [***]        $    [***]             $     [***]
SKU16         [***]                                           $     [***]           [***]        $    [***]             $     [***]
SKU17         [***]                                           $     [***]           [***]        $    [***]             $     [***]
SKU18         [***]                                           $     [***]           [***]        $    [***]             $     [***]
SKU19         [***]                                           $     [***]           [***]        $    [***]             $     [***]